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                          CENTRAL PARKING FINANCE TRUST
              5 1/4% CONVERTIBLE TRUST ISSUED PREFERRED SECURITIES
                 (liquidation amount $25 per preferred security)



                                                                  March 18, 1998


                          REGISTRATION RIGHTS AGREEMENT



Bear, Stearns & Co. Inc.
J.C. Bradford & Co.
William Blair & Company, L.L.C.
NationsBanc Montgomery Securities LLC
SunTrust Equitable Securities
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167


Ladies and Gentlemen:

                  Central Parking Finance Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and Central Parking Corporation, a Tennessee corporation (the "Company"), as depositor of the Trust and as guarantor, propose to issue and sell to the Initial Purchasers (as defined herein), upon the terms set forth in the Purchase Agreement (as defined herein) an aggregate of 4,000,000 and, at the election of the Initial Purchasers, up to an additional 400,000 of 5 1/4% Convertible Trust Issued Preferred Securities (liquidation amount $25 per preferred security) (the "Preferred Securities") of the Trust. The Preferred Securities are guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Company and Chase Bank of Texas, National Association, as trustee, and may be converted or exchanged under certain circumstances into the 5 1/4% Convertible Subordinated Debentures due April 1, 2028 of the Company (the "Convertible Debentures") held by the Trust and then into common stock, $0.01 par value per share ("Company Common Stock"), of the Company. The Preferred Securities, the Convertible Debentures, the Guarantee and the Company Common Stock issuable upon conversion of the Preferred Securities and the Convertible Debentures are referred to collectively as the "Securities." As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Trust and the Company each agree with the Initial Purchasers for the benefit of the Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

                  1. Definitions. (a) Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Purchase Agreement. As used in this Registration Rights Agreement, the following defined terms shall have the following meanings:


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                  "Act" or "Securities Act" means the Securities Act of 1933, or any successor thereto, as the same may be amended from time to time.

                  " Affiliate" has the same meaning as given to the term in Rule 405 of the Securities Act or any successor rule thereunder.

                  "Commission" means the Securities and Exchange Commission.

                  "DTC" means the Depository Trust Company.

                  "Effectiveness Period" has the meaning assigned thereto in
Section 2(b)(i) hereof.

                  "Effective Time" means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

                  "Electing Holder" has the meaning assigned thereto in Section 3(a)(3) hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

                  "Holder" means, when used with respect to any Security, the holder of such Security. For all purposes of this Agreement, the Company shall be entitled to treat the record owner of a Security as the beneficial owner of such Security unless the Company has been given written notice of the existence and identity of a different beneficial owner.

                  "Indenture" means the Indenture, dated as of March 18, 1998, between the Company and Chase Bank of Texas, National Association, as indenture trustee, as it may be amended from time to time.

                  "Initial Purchasers" means the Initial Purchasers named in
Schedule I to the Purchase Agreement.

                  "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

                  "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended.

                  "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

                  "Person" means a corporation, association, partnership, organization, business, individual, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf


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Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

                  "Purchase Agreement" means the purchase agreement dated March 13, 1998 among the Initial Purchasers, the Trust and the Company.

                  "Registrable Securities" means all or any portion of the Securities issued from time to time; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

                  "Restricted Security" means any Security that has not been registered under the Securities Act and that may not be offered, sold, pledged or otherwise transferred except (i) to a person who the transferor and any person acting on behalf of such transferor reasonably believe is a qualified institutional buyer acquiring for its own account or the account of a qualified institutional buyer in a transaction complying with Rule 144A under the Securities Act, (ii) in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S under the Securities Act, (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (iv) pursuant to an exemption from registration under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, or
(v) if the Security has otherwise been transferred and a new Security not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with the terms of the Trust Agreement or the Indenture, as the case may be.

                  "Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

                  "Securities" means the Preferred Securities, the Convertible Debentures, the Guarantee and the Company Common Stock issuable upon conversion or exchange of the Preferred Securities and the Convertible Debentures

                  "Shelf Registration" means a registration effected pursuant to
Section 2 hereof.

                  "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company and the Trust pursuant to the provisions of Section 2 hereof, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

                  "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of March 18, 1998, among the Company, as Depositor, Chase Bank of Texas, National Association, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, and the Administrative Trustees named therein, relating, among other things, to the Preferred Securities, as amended and supplemented from time to time in accordance with its terms.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto and the rules, regulations and forms promulgated thereunder, as the same shall be amended.



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                  "Underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

                  (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, the Preferred Securities and the Convertible Debentures issuable upon exchange of the Preferred Securities will be treated as the same class of Securities and Company Common Stock shall be treated as representing the liquidation amount of Preferred Securities or the principal amount of Convertible Debentures which was surrendered for conversion in order to receive such number of shares of Company Common Stock.

                  2. Shelf Registration. (a) The Company and the Trust shall, within 60 calendar days following the First Closing Date (as defined in the Purchase Agreement), file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities and, thereafter, shall use their best efforts to cause such Shelf Registration Statement to be declared effective under the Act as promptly as practicable and in no event later than 150 calendar days after the First Closing Date; provided however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder.

                  (b) The Company and the Trust shall each use its best efforts:

                  (i) To keep the Shelf Registration Statement continuously effective (subject to any Suspension Period (as defined below)) in order to permit the Prospectus forming a part thereof to be usable by Electing Holders for resales of Registrable Securities for a period of two years after the latest date of original issuance of Preferred Securities, or such shorter period that will terminate upon the earliest of the following: (A) when all the Preferred Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement; (B) when all Convertible Debentures issued to Holders, in respect of Preferred Securities that had not been sold pursuant to the Shelf Registration Statement, have been sold pursuant to the Shelf Registration Statement; (C) when all shares of Company Common Stock issued upon conversion of any such Preferred Securities or any such Convertible Debentures that have not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement; and (D) when, in the written opinion of counsel to the Trust and the Company, all outstanding Registrable Securities held by persons which are not Affiliates of the Trust or the Company may be resold immediately without registration or restriction, whether under the Act pursuant to Rule 144(k) or any successor provision thereto or otherwise (in any such case, such period being called the "Effectiveness Period").

                  (ii) At any time after the Effective Time of the Shelf Registration Statement, at the earlier of (i) 30 days after the request by any Holder that is not then an Electing Holder identified as a selling securityholder in the Prospectus at the Effective Time or (ii) the receipt by the Company of Notices and Questionnaires by Holders representing 5% or greater of the outstanding Registrable Securities, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement and any action required pursuant to Section 3
         (j) hereof; provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company or the Trust in accordance with
         Section 3(a)(2) hereof and to provide to the Trust and the Company, in writing, any information with


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         respect to such Holder or the Registrable Securities held by such
         Holder as is, in the reasonable opinion of counsel to the Trust or the Company, required under applicable law to enable such Holder to use such Prospectus for resales of such Registrable Securities; and

                  (iii) If at any time prior to the end of the Effectiveness Period, the Preferred Securities are convertible into securities other than Company Common Stock, to cause such securities to be included in the Shelf Registration Statement no later than the date on which the Preferred Securities may first be converted into such securities.

                  (c) If (i) on or prior to the date 60 days after the First Closing Date a Shelf Registration Statement has not been filed with the Commission or (ii) on or prior to the date 150 days after the First Closing Date such Shelf Registration Statement has not been declared effective or (iii) on or after the date 60 days following the receipt by the Company of such Notices and Questionnaires required pursuant to Section 2(b)(ii) hereof, an amendment to the Shelf Registration Statement has not been filed pursuant to Section 3(j) hereof (each such event, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Convertible Debentures, and, accordingly, additional distributions will accrue on the Preferred Securities, from and including the day following such Registration Default until the earlier of such date as the Shelf Registration Statement is filed or declared effective, as the case may be, or the end of the Effectiveness Period. Liquidated Damages will be paid quarterly in arrears (subject to the Company's right to defer the payment of Liquidated Damages during any Extension Period (as defined in the Indenture)), with the first quarterly payment due on the first interest or distribution payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount or liquidation amount, as applicable, to and including the 60th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 61st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective during the Effectiveness Period for more than 90 consecutive days or any 120 days, whether or not consecutive, which time period includes any Suspension Period (as defined below), during any 12-month period, then the interest rate borne by the Convertible Debentures and the distribution rate borne by the Preferred Securities will each increase by an additional one-half of one percent (0.50%) per annum from the 91st or 121st day, as the case may be, of the applicable 12-month period such Shelf Registration Statement ceases to be effective until such time as the earlier to occur of the Shelf Registration Statement again becoming effective and the end of the Effectiveness Period.

                  (d) The Company and the Trust shall each be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the Effectiveness Period if either the Trust or the Company voluntarily takes any action that would result in Electing Holders not being able to offer and sell any of their Registrable Securities during such period, unless (i) such action is required by applicable law, (ii) upon the occurrence of any event contemplated by paragraph 3(d)(2)(iii) below, and such action is taken by the Trust or the Company in good faith and for valid business reasons or (iii) the continued effectiveness of the Shelf Registration Statement would require the Trust or the Company to disclose a material financing, acquisition or other corporate development, and the proper officers of the Company shall have determined in good faith that such disclosure is not in the best interest of the Company and its stockholders and, in the case of clause (ii) above, the Company and the Trust thereafter promptly comply with the requirements of paragraph 3(j) below. Any such period during which the Company and the Trust are permitted to suspend the effectiveness of the Shelf Registration Statement is referred to herein as the "Suspension Period."



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                  3. Registration Procedures. In connection with the Shelf
Registration Statement, the following provisions shall apply:

                           (a) (1) The Company shall not be required to take any
                  action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company and the Trust and provided to the Trust and the Company such information with respect to such Holder or the Registrable Securities held by such Holder as is, in the reasonable opinion of counsel to the Trust or the Company, required to enable such Holder to use the Prospectus for resales of Registrable Securities.

                           (2) Not less than 40 calendar days prior to the
                  Effective Time of the Shelf Registration Statement, the Company or the Trust shall mail the Notice and Questionnaire to each Holder. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company and the Trust and provided to the Trust and the Company such information with respect to such Holder of the Registrable Securities held by such Holder as is, in the reasonable opinion of counsel to the Trust or the Company, required to enable such Holder to use the Prospectus for resales of Registrable Securities; provided, however, that only Holders who have completed and returned the Notice and Questionnaire and any such additional information requested of such Holder to the Company or the Trust on or before the day that is ten days prior to the Effective Time shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time.

                           (3) The term "Electing Holder" shall mean any Holder
                  that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(1) or 3(a)(2) hereof and provided to the Trust and the Company such information with respect to such Holder or the Registrable Securities held by such Holder as is, in the reasonable opinion of counsel to the Trust or the Company, required to enable such Holder to use the Prospectus for resales of Registrable Securities.

                  (b) The Company and the Trust shall furnish to each Electing Holder, prior to the Effective Time, a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to such Holders copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall consider in good faith for inclusion in each such document, at the Effective Time such comments as such Holders or their counsel reasonably may propose.

                  (c) The Company and the Trust shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Rules and Regulations, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) each of the Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material


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fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) (1) The Company shall promptly advise the Initial Purchasers and, in the case of clause (i), the Electing Holders and, if requested by the Initial Purchasers or any such Electing Holder, confirm such advice in writing:

                           (i) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post effective amendment thereto has become effective; and

                           (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                           (2) The Company shall promptly advise each Electing Holder of:

                           (i) the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

                           (ii) the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                           (iii) the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                  (e) The Company and the Trust shall each use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any stop order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

                  (f) The Company and the Trust shall furnish to each Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

                  (g) The Company and the Trust shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company and the Trust each consents (except during the continuance of any event described in Section 3(d)(2)(iii) above or during any Suspension Period) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.



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                  (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company and the Trust shall (1) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (2) keep such registrations or qualifications in effect (subject to any Suspension Period) and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (3) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company or the Trust be obligated to (i) qualify generally to do business or as a foreign corporation or as a dealer in securities in any jurisdiction where each would not otherwise be required to so qualify but for this Section 3(h), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject or (iii) subject itself to taxation in any jurisdiction where it is not otherwise so subject.

                  (i) Unless any Registrable Securities shall be in book-entry only form, the Company and the Trust shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

                  (j) Upon the occurrence of any event contemplated by paragraphs 2(b)(ii) and 3(d)(2)(iii) above, the Company and the Trust shall promptly prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to Initial Purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, in each case, for an untrue statement of a material fact or omission of a material fact made in reliance on and in conformity with written information furnished to the Trust or the Company by or on behalf of any Electing Holders); provided, however, if the proper officers of the Company determine in good faith that disclosure in the Shelf Registration Statement of a material financing, acquisition or other corporate transaction would not be in the best interests of the Company and its stockholders, the Company and the Trust shall not be required to prepare and file such amendment, supplement or document for such period as such officers shall have determined in good faith is in the best interests of the Company. Upon receipt of written notice from the Company or the Trust of the occurrence of any event contemplated by paragraph 3(d)(2)(iii) above or of any Suspension Period, each Holder shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of the supplemental or amended Prospectus required by this paragraph 3(j), or until such Holder is advised by the Company or the Trust that the use of the Prospectus may be resumed and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies then in such Holder's possession of the Prospectus covering such Registrable Securities current at the time of such notice.

                  (k) Not later than the effective date of any Shelf Registration Statement hereunder, the Company and the Trust shall each provide a CUSIP number for the Preferred Securities registered under such Shelf Registration Statement; in the event of and at the time of any distribution of the Convertible Debentures to Holders, the Company and the Trust shall provide a CUSIP number for the Convertible


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



Debentures and provide the applicable trustee with certificates for such Registrable Securities, in a form eligible for deposit with DTC.

                  (l) The Company and the Trust shall each use its best efforts to comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as practicable after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post- effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

                  (m) The Company and the Trust shall each use its best efforts to cause the Indenture, the Trust Agreement and the Guarantee to be qualified under the Trust Indenture Act in a timely manner.

                  (n) In the event of an underwritten offering conducted pursuant to Section 6 hereof, the Company and the Trust shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

                  (o) The Company and the Trust shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof) and take all other appropriate actions in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures reasonably similar to those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to
Section 5 hereof.

                  (p)  The Company and the Trust shall:

                           (i) (A) make available for inspection by Electing Holders, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such holders or any such underwriter all relevant financial and other records, pertinent corporate or other documents and properties of the Company, its subsidiaries and the Trust, and (B) cause the officers, directors, employees, trustees and agents of the Company and the Trust to supply all information requested by such Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that each Electing Holder and its representatives and agents shall execute an agreement (in form reasonably acceptable to the Company) providing that all records, information and documents that are designated in writing by the Company and the Trust, in good faith, as confidential shall not be used for any other purpose and shall be kept confidential by such Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would, in the Company's reasonable judgment, disrupt the Company's conduct of its business, such inspection


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



         and information gathering shall be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties (the fees and expenses of such counsel to be borne by such Electing Holders except to the extent set forth in Section 4);

                           (ii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the Holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by the Company and the Trust to underwriters in primary underwritten offerings of equity and convertible preferred and debt securities and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                           (iii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel (which counsel may be an employee of the Company) to the Company and the Trust (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each Holder participating in such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, a customary opinion on the absence from the Shelf Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (iv) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company and the Trust, addressed to each Holder participating in such underwritten offering (if such Holder has provided such letter, representations or documentation, if any, required for such "cold comfort" letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                           (v) in connection with any underwritten offering conducted pursuant to Section 6 hereof, deliver such documents and certificates as may be reasonably requested by any Holders participating in such underwritten offering and the Managing Underwriters, if any, including, without limitation, certificates to evidence compliance with Section 3(j) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company and the Trust.

                  (q) The Company and the Trust will each use its best efforts to cause the Company Common Stock issuable upon conversion of the Preferred Securities to be listed for quotation on the New York Stock Exchange or other stock exchange or trading system on which the Company Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.

                  (r) The Company and the Trust shall each use reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

                  (s) Upon receipt of written notice from the Company that a Suspension Period is in effect, each Holder shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of the supplemental or amended Prospectus required by Section 3(j) hereof, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies then in such Holder's possession, other than permanent file copies, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  4. Registration Expenses. The Company and the Trust shall each bear all fees and expenses customarily borne by issuers in a underwritten secondary offering by selling securityholders or in an underwritten offering, as the case may be, incurred in connection with the performance of its obligations under Sections 2, 3 and 6 hereof. In addition, in the event of an underwritten offering of Registrable Securities conducted pursuant to Section 6 hereof, or if in any other event the Company requires that inspection and information gathering be coordinated by counsel for the Electing Holders as provided in
Section 3(p)(i) hereof, the Company shall pay the fees and expenses of a single counsel selected by the Electing Holders of not less than 25% of the Registrable Securities to be included in such underwritten offering (or, in any such other event, included in the Shelf Registration Statement) to represent them.

                  5.  Indemnification and Contribution.

                  (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, and in consideration of the agreements of the Electing Holders and any underwriters, selling agents or other securities professionals contained in Section 5(b) hereof, the Company and the Trust, jointly and severally, agree to indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of any material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Trust will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Trust by such Indemnified Person expressly for use therein.

                  The foregoing notwithstanding, the Trust and the Company shall not be liable to the extent that such losses, claims, damages or liabilities arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus that is a preliminary prospectus if such Indemnified Person failed to send or deliver a copy of the Prospectus (in the form it was first provided to such parties for confirmation of sales or as amended or supplemented prior to such confirma tion of sales) to the Electing Holders asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Electing Holder in any case where such delivery is required by the Securities Act and a court of competent jurisdiction in a judgment not subject to appeal or final review shall have determined that such Prospectus would have corrected such untrue statement or omission.

                  In addition, the Trust and the Company shall not be liable to the extent that any such losses, claims, damages or liabilities arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in a Prospectus (x) if such untrue statement or omission or alleged untrue statement or omission is corrected in an amendment or supplement to such Prospectus and (y) having previously been furnished by or on behalf of the Trust or the Company with copies of the Prospectus as amended or supplemented, such Indemnified Person thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale to the person who purchased a Registrable Security from such Indemnified Person and who is asserting such losses, claims, damages or liabilities.

                  (b) Indemnification by the Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such Holder's Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless each of the Company and the Trust, its directors, trustees, agents and officers who sign any Shelf Registration Statement and each person, if any, who controls the Company or the Trust within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act (collectively referred to as the "Indemnified Party"), against any losses, claims, damages or liabilities to which the Company or the Trust or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Trust by such Electing Holder, underwriter, selling agent or other securities professional expressly for use therein, and
(ii) reimburse the Company and the Trust for any legal or other expenses reasonably incurred by the Company and the Trust in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                  (c) Notices of Claims, Etc. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Person under subsection (a) or an Indemnified Party under subsection (b) (collectively referred to as the "Indemnified Holder") in respect of which indemnity may be sought, such Indemnified Holder shall promptly notify the person against whom such indemnity may be sought (an "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and the payment of all expenses in connection therewith; but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to any Indemnified Holder otherwise than under this Section 5. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be the expense of such Indemnified Holder unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to promptly assume the defense of such action or proceeding or has failed to employ counsel reasonably satisfactory to such Indemnified Holder in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impended parties) include both such Indemnified Holder and the Indemnifying Party, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Holder that are different from or additional to those available to the Indemnifying Party or that a conflict may exist between the Indemnified Holder and the Indemnifying Party. If such Indemnified Holder notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party as permitted by the provisions of the preceding sentence, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder. The foregoing notwithstanding, the Indemnifying Party shall not be liable for the fees and expenses of more than one legal counsel (in addition to any local counsel) at any time for such Indemnified Holder and any other Indemnified Holders (which firm shall be designated in writing by such Indemnified Holders) in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without the Indemnifying Party's prior written consent, and the Indemnifying Party agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Indemnifying Party. No Indemnifying Party shall, without the written consent of the Indemnified Holder (which consent shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Holder is an actual or potential party to such action or claim) unless such settlement, compromise or judgment includes an unconditional release of the Indemnified Holder from all liability arising out of such action or claim.

                  (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this Section 5 is for any reason held to be unavailable to an indemnified Holder or is insufficient to hold harmless an indemnified party, then each Indemnifying Party shall contribute to the damages paid by the Indemnified Holder, and the Indemnifying Party shall contribute to the damages paid by the Indemnified Holder provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresenta tion. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative fault of the Indemnifying Party and the Indemnified Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata or per capita allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

                  (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be liable to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter, selling agent or other securities professional be liable to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public,

                  (f) The obligations of the Company and the Trust under this
Section 5 shall be in addition to any liability which the Company and the Trust may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, each Administrative Trustee of the Trust and to each person, if any, who controls the Trust or the Company within the meaning of the Act. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

                  6. Underwritten Offering. Any Electing Holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; provided that (i) the Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities shall request such an offering and (ii) at least such aggregate principal amount of such Registrable Securities shall be included in such offering. Upon receipt of such a request, the Company and the Trust shall provide all Holders of Registrable Securities written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including, subject to clause
(ii) above, the size of the offering) will be approved by the Holders of a majority of the Registrable Securities to be included in such offering, provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company and the Trust. No Holder may participate in any underwritten offering contemplated hereby unless
(a) such Holder agrees to sell such Holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such Holder is not then an Electing Holder, such Holder returns a completed and signed Notice and Questionnaire to the Company and the Trust in accordance with Section 3(a)(2) hereof (but in no event later than 10 days prior to commencement of the underwritten offering) and provides to the Trust and the Company, in writing, any information with respect to such Holder or the Registrable Securities held by such Holder as is, in the reasonable opinion of counsel to the Trust or the Company, required under applicable law to enable such Holder to use such Prospectus for resales of such Registrable Securities, each within a reasonable amount of time before such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4 hereof, expenses of their own counsel. The Company and the Trust shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of Holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company and the Trust may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

                  7.  Miscellaneous.

                  (a) Amendments and Waivers. This Agreement, including this
Section 7(a), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the Holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this
Section 7(a), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                           (i) if to a Holder, at such address set forth on the record books of the Company or the Trust, as the case may be;

                           (ii) if to the Initial Purchasers, initially at the address set forth in the Purchase Agreement; and

                           (iii) if to the Company or the Trust, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have duly given when received.

                  The Initial Purchasers or the Company and the Trust by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (c) Parties in Interest. The parties to this Registration Rights Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Registration Rights Agreement and that any Electing Holder shall be bound by the terms and provisions of this Registration Rights Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Registration Rights Agreement to the aforesaid extent.

                  (d) Counterparts. This Registration Rights Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Headings. The headings in this Registration Rights Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (f) Governing Law. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

                  (g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  8. No Liability of Property Trustee, Delaware Trustee or Guarantee Trustee.

                  It is expressly understood and agreed by the parties hereto that (a) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements of any Trustee of the Trust, including, without limitation, Chase Bank of Texas, National Association as Guarantee Trustee or Property Trustee or Chase Manhattan Bank Delaware as Delaware Trustee, in their individual capacity, but is made and intended for the purpose of binding only the Trust, and (b) under no circumstances shall any Trustee, including Chase Bank of Texas, National Association as Guarantee Trustee or Property Trustee or Chase Manhattan Bank Delaware as Delaware Trustee be personally liable for any breach or failure of any obligation, representation, warranty, or covenant made or undertaken by the Trust under this Agreement except if such breach or failure is due to any gross negligence or wilful misconduct of the Trustee.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company, the Trust and you.


                                    Very truly yours,


                                    Central Parking Finance Trust


                                    By:
                                       ----------------------------------------
                                    Name:  Andrew M. Paalborg
                                    Title: Administrative Trustee



                                    Central Parking Corporation


                                    By:
                                       ----------------------------------------
                                    Name:  Monroe J. Carell, Jr.
                                    Title: Chief Executive Officer and Chairman
                                           of the Board

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.


Bear, Stearns & Co. Inc.
J.C. Bradford & Co.
William Blair & Company, L.L.C.
NationsBanc Montgomery Securities LLC
SunTrust Equitable Securities


By:
   -----------------------------------
        (Bear, Stearns & Co. Inc.)


On behalf of each of the Initial Purchasers

                                                                       Exhibit A


                           CENTRAL PARKING CORPORATION

                          CENTRAL PARKING FINANCE TRUST



                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                          DEADLINE FOR RESPONSE: (DATE)

                  The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in 5 1/4% Convertible Trust Issued Preferred Securities (liquidation amount $25 per preferred security) (the "Preferred Securities") of Central Parking Finance Trust (the "Trust") are held. The Preferred Securities are guaranteed on a subordinated basis by Central Parking Corporation (the "Company") as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement between the Company and Chase Bank of Texas, National Association, as trustee (the "Guarantee") and may be exchanged under certain circumstances into 5 1/4% Convertible Subordinated Debentures due April 1, 2028 of the Company (the "Convertible Debentures") held by the Trust and converted into common stock, $0.01 par value per share ("Company Common Stock"), of the Company. The Preferred Securities, the Convertible Debentures, the Guarantee and the Company Common Stock are referred to collectively as the "Registrable Securities."

                  The Company and the Trust are in the process of registering the Registrable Securities under the Securities Act of 1933, as amended, for resale by the beneficial owners thereof. In order to have their Registrable Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

                  It is important that beneficial owners of the Registrable Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Registrable Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Registrable Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact:

                  Central Parking Corporation
                  2401 21st Avenue South, Suite 200
                  Nashville, Tennessee 37212
                  Attn: General Counsel

                                     FORM OF
                           CENTRAL PARKING CORPORATION
                          CENTRAL PARKING FINANCE TRUST
                        NOTICE OF REGISTRATION STATEMENT
                                       AND
                      SELLING SECURITY HOLDER QUESTIONNAIRE
[Date]


         Central Parking Corporation (the "Company") and Central Parking Finance Trust (the "Trust") have filed with the United States Securities and Exchange Commission (the "Commission") a preliminary registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Trust's 5 1/4% Convertible Trust Issued Preferred Securities (liquidation preference $25 per preferred security) (the "Preferred Securities"), the Company's 5 1/4% Convertible Subordinated Debentures due April 1, 2028 (the "Convertible Debentures"), the guarantee of the Company pursuant to the Guarantee Agreement between the Company and Chase Bank of Texas, National Association, as trustee (the "Guarantee"), the shares of common stock of the Company, $0.01 par value, issuable upon conversion of the Preferred Securities and/or the Convertible Debentures (the "Company Common Stock", and together with the Preferred Securities, the Convertible Debentures, the Guarantee and the Company Common Stock, the "Registrable Securities"), in accordance with the terms of the Registration Rights Agreement, dated as of March 18, 1998 (the "Registration Rights Agreement"), between the Trust, the Company and the Initial Purchasers named therein (the "Initial Purchasers"). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

         Each beneficial owner of Registrable Securities is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling security holders in the Shelf Registration Statement and related Prospectus and (ii) may not sell their Registrable Securities pursuant thereto, unless the Company, in its discretion, consents to include such owner's securities in the Shelf Registration Statement.

         Certain legal consequences arise from being named as a selling security holder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and related Prospectus.

                                    ELECTION

         The undersigned holder (the "Selling Security Holder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         The Selling Security Holder hereby undertakes, in accordance with
Section 5 of the Registration Rights Agreement, to (i) indemnify and hold harmless the Company and the Trust, its directors, trustees, agents and officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or prospectus which is a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Trust by such Selling Security Holder expressly for use therein, and (ii) reimburse the Company and the Trust for any reasonable legal or other out-of-pocket expenses reasonably incurred by the Company and the Trust in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Selling Security Holder shall not be liable for any claims thereunder in excess of the amount of net proceeds received by such Selling Security Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned further undertakes, if applicable, to comply with the provisions of Sections 5(c) and
(d) of the Registration Rights Agreement that are applicable to the undersigned.

         The Selling Security Holder hereby undertakes to comply with the provisions of Section 3(a)(2) of the Registration Rights Agreement, which provide that such Holder must notify the Company or the Trust on or before the day that is ten days prior to the proposed date of sale pursuant to the Shelf Registration Statement in order for the Company and Trust to determine whether the current Prospectus complies with Section 3(j) of the Registration Rights Agreement.

         Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement under the Securities Act, the Selling Security Holder will be required to deliver to the Company, the Trust and Trustee the Notice of Transfer set forth in Annex B attached to this Notice and Questionnaire (completed and signed) and hereby undertakes to do so.

         The Selling Security Holder hereby provides the following information to the Company and the Trust and represents and warrants that such information is accurate and complete:

                      QUESTIONNAIRE FOR REGISTERED RESALES

(1)      (a)      Full Legal Name of Selling Security Holder:

         (b)      Full Legal Name of Registered Holder (if not the same as in
                  (a) above) of Registrable Securities Listed in (3) below:

         (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in (3) below are Held:

(2)  Address for Notices to Selling Security Holder:



         Telephone:
         Fax:
         Contact Person:

(3)  Beneficial Ownership of Registrable Securities:

         Except as set forth below in this item (3), the undersigned does not beneficially own any Securities or shares of Company Common Stock issued upon conversion of any Securities.

         (a) Principal amount or liquidation preference of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:


                  CUSIP No(s). of such Registrable Securities:


                  Number of shares of Company Common Stock (if any) issued upon conversion of such Registrable Securities:


         (b) Principal amount or liquidation preference of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:


                  CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:


                  Number of shares of Company Common Stock (if any) issued upon conversion of such Registrable Securities which are to be included in the Shelf Registration Statement:

(4)  Beneficial Ownership of Other Securities of the Company:

         Except as set forth below in this Item (4), the undersigned Selling Security Holder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company or any of its affiliates, other than the Registrable Securities listed above in Item (3).

         State any exceptions here:


(5)  Relationships with the Company:

         Except as set forth below, neither the Selling Security Holder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:


(6)  Plan of Distribution:

         Except as set forth below, the undersigned Selling Security Holder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Security Holder or alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Security Holder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The Selling Security Holder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.


         State any exceptions here:


         Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company and the Trust.

         By signing below, the Selling Security Holder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder.

         In the event that the Selling Security Holder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company and the Trust, the Selling Security Holder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

         By signing below, the Selling Security Holder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Security Holder understands that such information will be relied upon by the Trust and the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

         In accordance with the Selling Security Holder's obligation under
Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Security Holder agrees to promptly notify the Company and the Trust of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

         (i)    To the Trust:


                Attn:


         (ii)   With a copy to:


                Attn:


         Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company, the Trust and the Selling Security Holder (with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

                            SELLING SECURITY HOLDER

   (Print/type full legal name of beneficial owner of Registrable Securities)



                                    By:
                                       -----------------------------
                                        Name:
                                        Title:


                                    CENTRAL PARKING FINANCE TRUST

                                    By:
                                       -----------------------------
                                        Name:
                                        Title:


                                    CENTRAL PARKING CORPORATION

                                    By:
                                       -----------------------------
                                        Name:
                                        Title:

         PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL
AT:


                                    Mark Manner
                                    Harwell Howard Hyne Gabbert & Manner, P.C.
                                    1800 First American Center
                                    Nashville, Tennessee 37238

                                                                       Exhibit B


              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT


Attention:
2401 21st Avenue South
Suite 200
Nashville, Tennessee 37212

                  Re:  Central Parking Finance Trust (the "Trust")
                         5 1/4% Convertible Trust Issued
                         Preferred Securities (the "Preferred Securities")

Dear Sirs:

         Please be advised that             has transferred           Preferred
Securities, or $       aggregate principal amount of Central Parking Corporation
(the "Company") 5 1/4% Convertible Subordinated Debentures due April 1, 2028
(the "Convertible Debentures"), or          shares of the Company's common
stock, $0.01 par value per share, issued on conversion of the Preferred Securities and/or the Convertible Debentures ("Stock") pursuant to an effective
Shelf Registration Statement on Form S-3 (File No. 333-       ) filed by the
Company.

         We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Preferred Securities, Convertible Debentures or Stock is named as a "Selling
Security Holder" in the Prospectus dated           ,     or in amendments or
supplements thereto, and that the aggregate principal amount of the Convertible Debentures, or number of shares of Preferred Securities or shares of Stock transferred are [a portion of] the Debentures, the Preferred Securities or Stock listed in such Prospectus, as amended or supplemented, opposite such owner's name.


                                    Very truly yours,


                                    (Name)

Dated


                                       B-1